                                                                     EXHIBIT 32


                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of American Healthways, Inc. (the "Company") on Form 10-Q for the period ended November 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ben R. Leedle, Jr., President and Chief Executive Officer of the Company, and Mary A. Chaput, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ben R. Leedle, Jr.
------------------------------------------
Ben R. Leedle, Jr.
President and Chief Executive Officer
January 12, 2004

/s/ Mary A. Chaput
------------------------------------------
Mary A. Chaput
Executive Vice President and
Chief Financial Officer
January 9, 2004


                                      33